UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2022
Annual Report
to Shareholders
DWS RREEF Global Real Estate Securities Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights
29	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
44	Information About Your Fund’s Expenses
45	Tax Information
46	Advisory Agreement Board Considerations and Fee Evaluation
51	Board Members and Officers
57	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS RREEF Global Real Estate Securities Fund

Stocks may decline in value. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS RREEF Global Real Estate Securities Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of ultra-loose monetary policy; impact of slower growth in China; ongoing political attacks on global trade; demographic change profoundly affecting more and more countries; and finally, the Ukraine conflict, future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023 looking at the global landscape from today’s perspective. With the additional looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns to be challenging in 2023. However, considering the strong labor markets, comparatively solid household and corporate balance sheets, and last but not least, the big declines that markets suffered in 2022, we do not anticipate further price losses to be as dramatic as we experienced during the end of 2022.
Consequentially, we believe that it is time to consider diversifying investments again. Bonds finally offer a return and risk assets are no longer the only game in town. Emerging market bond and corporate bonds, especially from the high-yield segment are already offering investors such attractive yields that even a renewed widening in risk premiums would be bearable. Government bonds too are once again an alternative, as we expect the U.S. Federal Reserve (Fed) and European Central Bank (ECB) to reach the peak of their interest rate hike cycle in 2023. The persistence of inflation is ultimately one of the reasons why we continue to believe equities are an essential part of every portfolio, even if they face a wide variety of headwinds including limited potential for further earnings growth.
It is, as ever, not individual data points that will determine the prospects for the markets in 2023 but will likely be the highly complex interplay of the numerous economic and political forces that will shape the global big picture. In our view, this underscores the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS RREEF Global Real Estate Securities Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.
Investment Objective
In choosing securities, portfolio management uses a combination of two analytical disciplines:
Top-down research. Portfolio management analyzes market-wide investment conditions to arrive at the Fund’s weighting across regional markets (i.e., the portfolio weighting across investments in the Americas, Europe, Asia and Australia), and, within these regions, its strategy across investment sectors, such as office, industrial, retail, hospitality and residential apartment real estate sectors.
Bottom-up research. Portfolio management analyzes characteristics and investment prospects of a particular security relative to others in its local market to actively manage the Fund’s exposure to individual securities within each region. Disciplined valuation analysis drives this decision-making process, guiding portfolio management to invest in securities they believe can provide superior returns over the long-term, and to sell those that they believe no longer represent the strongest prospects. In its analysis, portfolio management primarily considers a company’s balance sheet, the quality and geography of the property, the management team, liquidity, and a number of environmental, social and governance (ESG)considerations, each of which can impact an investment’s risks and expected returns. Lastly, portfolio management considers the global real estate securities markets in general when making investment decisions.
DWS RREEF Global Real Estate Securities Fund returned –26.72% during the 12-month period that ended on December 31, 2022. In comparison, the MSCI World Index returned –18.14% and the FTSE EPRA/NAREIT Developed Index returned –25.09%.
The Fund outpaced both the FTSE EPRA/NAREIT Developed Index and the average return of the funds in its Morningstar peer group, Global Real Estate, in the five- and 10-year periods that ended on December 31, 2022.
Financial assets suffered poor returns in 2022, as rising inflation prompted global central banks to tighten their monetary policies aggressively. Rising

DWS RREEF Global Real Estate Securities Fund	|	5

rates fueled concerns about the possibility of slowing economic growth and led to increased costs of capital for real estate companies. Real estate investment trusts (REITs) had a particularly challenging year as result, with investors’ focus on central bank policy outweighing both fundamentals and valuations. Although the sector staged a rally in the fourth quarter, REITs finished with their worst return in a calendar year since 2008.
Property markets were particularly weak in Europe, reflecting a multitude of challenges for the region. Inflation, which was already rising due to the supply-chain issues that followed COVID-19, accelerated after Russia’s invasion of Ukraine caused energy costs to soar. These developments forced central banks in Europe and the United Kingdom to raise rates at a faster-than-expected pace, which increased the risk of recession, raised borrowing costs, and depressed the valuations of real estate assets. The relentless strength in the U.S. dollar magnified losses for U.S.-based investors. The Nordic region, residential REITs, and the diversified REIT sector in Continental Europe were the weakest performers. U.K. REITS, while performing somewhat better, also lagged their global peers. Retail REITs and Switzerland produced better relative performance, but they still experienced double-digit declines.
The Americas — while performing better in relative terms — also sustained sizable losses amid rising interest rates. The office and residential sectors were the worst performers in the asset class. Offices were hurt by concerns about rising vacancies, while residential REITs came under pressure from higher mortgage rates. Data centers, industrials, and self storage also underperformed the larger category. On the other hand, net lease and specialty REITs outperformed, as did student housing. Retail and hotels fared somewhat better amid continued momentum from the reopening of the economy post-COVID.
“Real estate investment trusts (REITs) had a particularly challenging year, suffering their largest downturn since 2008.”
Property stocks in Asia were weak to start 2022 due to lockdowns in Beijing and concerns about China’s real estate sector, but they staged a large reversal late in the year following the rollback of China’s

6	|	DWS RREEF Global Real Estate Securities Fund

COVID-19 restrictions. Developers in Hong Kong and Singapore moved into positive territory for the year due to the late rally, but REITs in the two regions still finished the year with losses. Japan developers outpaced REITs by a wide margin, but both categories finished in the red due in part to the stark contrast between the country’s monetary policy and those of other global developed markets. Australia underperformed as a result of pervasive inflationary forces and a downturn in property prices.
Fund Performance
Stock selection and sector allocations both had a negative impact on the Fund’s 12-month results.
Within the Americas, stock selection was weakest in the industrial, office, and self storage sectors, as well as Canada. This was somewhat offset by positive selection in retail and data centers. On the other hand, selection in the United Kingdom, Hong Kong developers, and Japan REITs contributed. At a stock level, an average overweight in the U.S. self-storage REIT Life Storage, Inc. was among the leading detractors. A zero weighting in the U.S. specialty REIT Americold Realty Trust detracted, as well. An overweight in the U.S. retail REIT Kite Realty Group Trust was a top contributor, as was an average underweight in U.S. data center REIT Digital Realty Trust, Inc.
From an allocation perspective, average overweights in the U.S. industrial, residential, towers, and self-storage sectors were the largest detractors. The effect was offset somewhat by positive contributions from an overweight in the U.S. net lease sector and an underweight in the U.S. offices. The Fund’s cash position, while not a core aspect of its strategy, nonetheless helped results given the poor performance for the real estate sector.
Outlook and Positioning
The Fund’s positioning at year-end reflected our view the global economy could weaken over the next several quarters. Although we believe core inflation will remain above the Fed’s 2% target for much of 2023, we are increasingly concerned that the Fed could be overtightening and risking a deeper downturn than necessary. From a longer-term perspective, we think returns for public (listed) real estate will ultimately be driven by the pricing and fundamentals of the underlying assets. While broader sector-level themes may influence short-term performance, we believe

DWS RREEF Global Real Estate Securities Fund	|	7

stock selection is the key driver of longer-term results. In particular, real estate securities with high-quality assets and sustainable business models should provide the most compelling risk/return profiles.
In the United States, we favored the specialty, net lease, and industrial sectors as of year-end, based on their healthy fundamentals. We also had a positive view on healthcare and gaming REITs. In terms of changes, we reduced the portfolio’s weightings in hotels, retail, and towers later in the year due to the weakening growth outlook and our expectations for higher volatility in the near term. We also maintained a cautious stance on the office, residential, and self storage sectors.
Persistent inflationary pressure in Europe has yet to let up, forcing central banks to raise rates faster than expected. Asset values nevertheless have remained stable for most companies and, in our view, should stay relatively resilient for high-quality assets (such as those typically owned by our portfolio companies) even with rising funding costs. While share prices currently imply a significant decline in property values, we expect the discounts should compress as the macro environment calms and peak interest rate expectations become more predictable.
We maintained a focus on bottom-up security selection across the Asia Pacific region given the wide dispersion in fundamental trends and valuations among countries and sectors. As always, we emphasized REITs with strong balance sheets, experienced management teams, and high-quality assets.
Portfolio Management Team
John W. Vojticek, Global Head of Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2006.
—Joined DWS in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.
—Head and Chief Investment Officer of Liquid Real Assets for DWS.
—BS in Business Administration, University of Southern California.
David W. Zonavetch, CPA, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2013.
—Joined DWS in 1998; previously worked as Senior Accountant in Corporate Finance; and as an Analyst at Cendant Mobility.
—Co-Head of Real Estate Securities, Americas and Co-Lead Portfolio Manager: Chicago.
—Investment industry experience began in 1996.
—BS in Finance, University of Illinois at Urbana-Champaign.

8	|	DWS RREEF Global Real Estate Securities Fund

Chris Robinson, Regional Head of Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2012.
—Joined DWS in 2003; previously served as a real estate equities research analyst at ING Investment Management.
—Head of Real Estate Securities, Asia Pacific and Lead Portfolio Manager: Sydney.
—Investment industry experience began in 1996.
—Bachelor of Business in Finance and Marketing, The Australian Catholic University; Graduate Diploma in Applied Finance, The Securities Institute of Australia.
Robert Thomas, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2017; previously served as the Head of North American Property Equities and Portfolio Manager at Henderson Global Investors; and previously was Co-Head of North American Listed Real Estate at AMP Capital Investors.
—Co-Head of Real Estate Securities, Americas and Co-Lead Portfolio Manager: Chicago.
—Investment industry experience began in 2002.
—BA in Economics, Duke University; MBA, Finance/Management and Strategy, Kellogg School of Management, Northwestern University.
Barry McConnell, Head of Investment Strategy Liquid Real Assets.
Portfolio Manager of the Fund. Began managing the Fund in 2021.
—Joined DWS in 2007; previously was a Portfolio Manager for Lehman Brothers; and was an Investment Strategy Analyst at Land Securities.
—Head of Real Estate Securities for Europe and Lead Portfolio Manager: London.
—Investment industry experience started in 1999.
—BEng in Civil Engineering from University of Bristol.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
The FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to track the performance of listed real estate companies and REITS worldwide.
Funds in the Morningstar Global Real Estate category invest primarily in non-U.S. real estate securities but may also invest in U.S. real estate securities. Securities that these portfolios purchase include: debt securities, equity securities, convertible securities, and securities issued by real estate investment trusts. The average category returns as of December 31, 2022 for the 1-year, 5-year and 10-years periods were –24.15%, –0.47%, and 2.96%.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector compared with its benchmark index. Underweight means that a fund holds a lower weighting.

DWS RREEF Global Real Estate Securities Fund	|	9

Performance SummaryDecember 31, 2022 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/22
Unadjusted for Sales Charge	–26.72%	1.64%	4.01%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–30.93%	0.44%	3.40%
MSCI World Index†	–18.14%	6.14%	8.85%
FTSE EPRA/NAREIT Developed Index††	–25.09%	–0.23%	2.99%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/22
Unadjusted for Sales Charge	–27.33%	0.89%	3.23%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–27.33%	0.89%	3.23%
MSCI World Index†	–18.14%	6.14%	8.85%
FTSE EPRA/NAREIT Developed Index††	–25.09%	–0.23%	2.99%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 12/31/22
No Sales Charges	–26.47%	1.99%	3.58%
MSCI World Index†	–18.14%	6.14%	9.12%
FTSE EPRA/NAREIT Developed Index††	–25.09%	–0.23%	3.57%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/22
No Sales Charges	–26.67%	1.83%	4.14%
MSCI World Index†	–18.14%	6.14%	8.85%
FTSE EPRA/NAREIT Developed Index††	–25.09%	–0.23%	2.99%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/22
No Sales Charges	–26.47%	1.96%	4.33%
MSCI World Index†	–18.14%	6.14%	8.85%
FTSE EPRA/NAREIT Developed Index††	–25.09%	–0.23%	2.99%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from

10	|	DWS RREEF Global Real Estate Securities Fund

performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2022, are 1.33%, 2.03%, 0.91%, 1.11% and 0.99% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended December 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on November 1, 2016.
†
MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

DWS RREEF Global Real Estate Securities Fund	|	11

††	FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to track the performance of listed real estate companies and REITS worldwide.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
12/31/22	$6.40	$6.36	$6.40	$6.39	$6.40
12/31/21	$9.31	$9.33	$9.28	$9.29	$9.28
Distribution Information as of 12/31/22
Income Dividends, Twelve Months	$.11	$.11	$.11	$.11	$.11
Capital Gain Distributions	$.34	$.34	$.34	$.34	$.34

12	|	DWS RREEF Global Real Estate Securities Fund

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/22	12/31/21
Common Stocks	100%	99%
Cash Equivalents	0%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/22	12/31/21
Diversified	26%	23%
Industrial	13%	15%
Apartments	12%	17%
Shopping Centers	9%	9%
Office	7%	6%
Real Estate Services	6%	4%
Health Care	6%	5%
Storage	5%	7%
Specialty Services	5%	2%
Regional Malls	3%	4%
Hotels	3%	2%
Manufactured Homes	3%	3%
Financials	1%	2%
Retail	1%	1%
	100%	100%

Geographical Diversification (As a % of Common Stocks)	12/31/22	12/31/21
United States	62%	62%
Japan	10%	8%
Hong Kong	6%	4%
United Kingdom	5%	6%
Australia	4%	4%
Singapore	3%	3%
Canada	3%	3%
Germany	2%	3%
Sweden	2%	3%
France	1%	2%
Others	2%	2%
	100%	100%

DWS RREEF Global Real Estate Securities Fund	|	13

Ten Largest Equity Holdings at December 31, 2022 (38.1% of Net Assets)	Country	Percent
1Prologis, Inc.	United States	6.2%
Owner, operator and developer of industrial real estate
2Equinix, Inc.	United States	5.8%
Provider of technology-related real estate
3Public Storage	United States	4.1%
Owner and operator of personal and business mini-warehouses
4VICI Properties, Inc.	United States	3.9%
Owner and acquirer of experiential real estate assets
5AvalonBay Communities, Inc.	United States	3.7%
Acquirer, manager and developer of apartment homes
6Mid-America Apartment Communities, Inc.	United States	3.2%
Owner and developer of multi-family apartment communities
7Ventas, Inc.	United States	3.1%
Owner and operator of long-term health care facilities
8Simon Property Group, Inc.	United States	3.0%
Owner and operator of regional shopping malls
9Agree Realty Corp.	United States	2.6%
Real estate investment trust primarily engaged in development of properties
10Equity LifeStyle Properties, Inc.	United States	2.5%
Owner of properties such as camping grounds & seasonal resort communities
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 57 for contact information.

14	|	DWS RREEF Global Real Estate Securities Fund

Investment Portfolioas of December 31, 2022

	Shares	Value ($)
Common Stocks 98.8%
Australia 4.1%
Dexus	229,051	1,209,089
GPT Group	276,902	790,448
Mirvac Group	1,295,894	1,877,962
Region RE Ltd.	562,808	1,038,383
Scentre Group	1,102,017	2,161,500
(Cost $7,052,652)		7,077,382
Belgium 0.5%
Aedifica SA	6,818	554,492
VGP NV	2,833	236,667
(Cost $776,923)		791,159
Canada 2.8%
Canadian Apartment Properties REIT	39,859	1,256,412
Granite Real Estate Investment Trust	26,499	1,351,958
RioCan Real Estate Investment Trust (a)	143,312	2,236,472
(Cost $4,276,797)		4,844,842
France 0.9%
Klepierre SA* (Cost $1,353,371)	65,730	1,522,781
Germany 1.8%
Vonovia SE (Cost $3,592,407)	130,816	3,089,001
Hong Kong 5.4%
CK Asset Holdings Ltd.	341,820	2,099,566
Hongkong Land Holdings Ltd.	165,800	775,768
Link REIT	367,725	2,693,005
Sun Hung Kai Properties Ltd.	196,500	2,685,401
Wharf Real Estate Investment Co., Ltd.	206,000	1,196,524
(Cost $7,604,183)		9,450,264
Japan 10.3%
Activia Properties, Inc.	573	1,799,441
Global One Real Estate Investment Corp.	1,356	1,114,981
Hulic Reit, Inc.	641	799,562
Industrial & Infrastructure Fund Investment Corp.	1,321	1,526,337
Keihanshin Building Co., Ltd.	83,600	808,157
Kenedix Retail REIT Corp.	725	1,404,070
Mitsubishi Estate Co., Ltd.	218,400	2,853,830
Mitsui Fudosan Co., Ltd.	98,400	1,792,885
The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Real Estate Securities Fund	|	15

	Shares	Value ($)
Mori Trust Hotel Reit, Inc.	1,222	1,256,823
Mori Trust Sogo Reit, Inc.	1,133	1,266,733
Nippon Prologis REIT, Inc.	342	801,450
Sekisui House Reit, Inc.	2,222	1,260,438
TOC Co., Ltd.	36,000	184,018
Tokyu Fudosan Holdings Corp.	227,300	1,078,634
(Cost $18,792,061)		17,947,359
Netherlands 0.3%
CTP NV 144A 144A (Cost $817,100)	45,617	540,727
Singapore 3.3%
CapitaLand Integrated Commercial Trust	1,266,357	1,934,887
Capitaland Investment Ltd.	405,619	1,120,153
City Developments Ltd.	44,700	274,529
Frasers Logistics & Commercial Trust	1,725,500	1,495,022
Mapletree Pan Asia Commercial Trust	779,900	974,103
(Cost $5,797,815)		5,798,694
Spain 0.8%
Arima Real Estate SOCIMI SA*	31,331	251,384
Inmobiliaria Colonial Socimi SA	55,182	356,348
Merlin Properties Socimi SA	86,096	811,641
(Cost $1,637,398)		1,419,373
Sweden 1.7%
Castellum AB (a)	76,877	933,411
Fabege AB	125,153	1,061,101
Fastighets AB Balder “B” *	187,185	872,351
(Cost $2,733,919)		2,866,863
Switzerland 0.5%
PSP Swiss Property AG (Registered) (Cost $905,378)	7,947	934,386
United Kingdom 4.8%
Big Yellow Group PLC	59,166	823,304
British Land Co. PLC	373,543	1,792,460
Derwent London PLC	22,286	637,141
Grainger PLC	406,674	1,230,697
Life Science Reit PLC	296,275	258,933
Segro PLC	176,238	1,631,084
The PRS REIT PLC	284,745	307,165
Tritax EuroBox PLC 144A	315,480	234,724
Tritax EuroBox PLC 144A	123,290	90,987
UNITE Group PLC	112,381	1,243,856
(Cost $7,721,735)		8,250,351
The accompanying notes are an integral part of the financial statements.

16	|	DWS RREEF Global Real Estate Securities Fund

	Shares	Value ($)
United States 61.6%
Agree Realty Corp. (REIT)	62,652	4,443,906
Alexandria Real Estate Equities, Inc. (REIT)	24,469	3,564,399
American Homes 4 Rent “A” , (REIT)	66,548	2,005,757
Apartment Income REIT Corp. (REIT)	4,754	163,110
AvalonBay Communities, Inc. (REIT)	40,300	6,509,256
Digital Realty Trust, Inc. (REIT)	6,804	682,237
EastGroup Properties, Inc. (REIT)	23,745	3,515,685
Equinix, Inc. (REIT)	15,403	10,089,427
Equity LifeStyle Properties, Inc. (REIT)	67,456	4,357,658
Essential Properties Realty Trust, Inc. (REIT)	77,449	1,817,728
First Industrial Realty Trust, Inc. (REIT)	48,537	2,342,396
Healthpeak Properties, Inc. (REIT)	94,029	2,357,307
Iron Mountain, Inc. (REIT)	42,793	2,133,231
Kimco Realty Corp. (REIT)	132,954	2,815,969
Kite Realty Group Trust (REIT)	139,005	2,926,055
Life Storage, Inc. (REIT)	13,445	1,324,283
Mid-America Apartment Communities, Inc. (REIT)	35,524	5,576,913
Prologis, Inc. (REIT)	94,922	10,700,531
Public Storage (REIT)	25,165	7,050,981
Realty Income Corp. (REIT)	60,009	3,806,371
Rexford Industrial Realty, Inc. (REIT)	31,184	1,703,894
Ryman Hospitality Properties, Inc. (REIT)	33,851	2,768,335
Sabra Health Care REIT, Inc. (REIT)	199,669	2,481,886
Simon Property Group, Inc. (REIT)	44,716	5,253,236
Sunstone Hotel Investors, Inc. (REIT)	68,499	661,700
Ventas, Inc. (REIT)	118,383	5,333,154
VICI Properties, Inc. (REIT)	207,235	6,714,414
WP Carey, Inc. (REIT)	48,348	3,778,396
(Cost $95,843,267)		106,878,215
Total Common Stocks (Cost $158,905,006)		171,411,397
Securities Lending Collateral 1.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 4.07% (b) (c) (Cost $2,712,756)	2,712,756	2,712,756
Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 4.2% (b) (Cost $146,484)	146,484	146,484

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Real Estate Securities Fund	|	17

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $161,764,246)	100.5	174,270,637
Other Assets and Liabilities, Net	(0.5)	(806,126)
Net Assets	100.0	173,464,511
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2022 are as follows:
Value ($) at 12/31/2021	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 12/31/2022	Value ($) at 12/31/2022
Securities Lending Collateral 1.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 4.07% (b) (c)
13,407,716	—	10,694,960 (d)	—	—	8,125	—	2,712,756	2,712,756
Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 4.2% (b)
1,488,002	89,915,839	91,257,357	—	—	22,257	—	146,484	146,484
14,895,718	89,915,839	101,952,317	—	—	30,382	—	2,859,240	2,859,240
Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.
*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at December 31, 2022 amounted to $2,576,956, which is 1.5% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

18	|	DWS RREEF Global Real Estate Securities Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$ —	$ 7,077,382	$—	$ 7,077,382
Belgium	—	791,159	—	791,159
Canada	4,844,842	—	—	4,844,842
France	—	1,522,781	—	1,522,781
Germany	—	3,089,001	—	3,089,001
Hong Kong	—	9,450,264	—	9,450,264
Japan	—	17,947,359	—	17,947,359
Netherlands	—	540,727	—	540,727
Singapore	—	5,798,694	—	5,798,694
Spain	—	1,419,373	—	1,419,373
Sweden	—	2,866,863	—	2,866,863
Switzerland	—	934,386	—	934,386
United Kingdom	—	8,250,351	—	8,250,351
United States	106,878,215	—	—	106,878,215
Short-Term Investments (a)	2,859,240	—	—	2,859,240
Total	$114,582,297	$59,688,340	$—	$174,270,637

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Real Estate Securities Fund	|	19

Statement of Assets and Liabilities
as of December 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $158,905,006) — including $2,576,956 of securities loaned	$ 171,411,397
Investment in DWS Government & Agency Securities Portfolio (cost $2,712,756)*	2,712,756
Investment in DWS Central Cash Management Government Fund (cost $146,484)	146,484
Foreign currency, at value (cost $145,343)	145,491
Receivable for investments sold	1,070,631
Receivable for Fund shares sold	613,130
Dividends receivable	700,153
Interest receivable	2,169
Foreign taxes recoverable	208,558
Other assets	21,775
Total assets	177,032,544
Liabilities
Cash overdraft	3,194
Payable upon return of securities loaned	2,712,756
Payable for investments purchased	395,285
Payable for Fund shares redeemed	271,392
Accrued management fee	10,292
Accrued Trustees' fees	4,852
Other accrued expenses and payables	170,262
Total liabilities	3,568,033
Net assets, at value	$173,464,511
Net Assets Consist of
Distributable earnings (loss)	(3,748,053)
Paid-in capital	177,212,564
Net assets, at value	$173,464,511
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

20	|	DWS RREEF Global Real Estate Securities Fund

Statement of Assets and Liabilities as of December 31, 2022 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($14,647,126 ÷ 2,288,946 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.40
Maximum offering price per share (100 ÷ 94.25 of $6.40)	$ 6.79
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($2,079,445 ÷ 326,783 outstanding shares of beneficial interest,
$.01 par value, unlimited number of shares authorized)
$ 6.36
Class R6
Net Asset Value, offering and redemption price per share ($90,917,823 ÷ 14,194,826 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.40
Class S
Net Asset Value, offering and redemption price per share ($12,392,678 ÷ 1,938,115 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.39
Institutional Class
Net Asset Value, offering and redemption price per share ($53,427,439 ÷ 8,350,008 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.40
The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Real Estate Securities Fund	|	21

Statement of Operations
for the year ended December 31, 2022

Investment Income
Income:
Dividends (net of foreign taxes withheld of $263,688)	$ 6,694,880
Income distributions — DWS Central Cash Management Government Fund	22,257
Securities lending income, net of borrower rebates	8,125
Total income	6,725,262
Expenses:
Management fee	1,556,128
Administration fee	215,635
Services to shareholders	166,528
Distribution and service fees	76,806
Custodian fee	47,479
Professional fees	92,539
Reports to shareholders	38,797
Registration fees	77,622
Trustees' fees and expenses	13,445
Other	31,723
Total expenses before expense reductions	2,316,702
Expense reductions	(328,438)
Total expenses after expense reductions	1,988,264
Net investment income	4,736,998
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(5,272,704)
Foreign currency	(30,393)
(5,303,097)
Change in net unrealized appreciation (depreciation) on:
Investments	(72,036,890)
Foreign currency	(16,588)
(72,053,478)
Net gain (loss)	(77,356,575)
Net increase (decrease) in net assets resulting from operations	$ (72,619,577)
The accompanying notes are an integral part of the financial statements.

22	|	DWS RREEF Global Real Estate Securities Fund

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 4,736,998	$ 3,880,653
Net realized gain (loss)	(5,303,097)	38,565,029
Change in net unrealized appreciation (depreciation)	(72,053,478)	25,493,589
Net increase (decrease) in net assets resulting from operations	(72,619,577)	67,939,271
Distributions to shareholders:
Class A	(1,211,876)	(2,012,542)
Class T	(752)	(1,202)
Class C	(154,713)	(227,316)
Class R6	(5,541,957)	(9,381,143)
Class S	(961,829)	(1,729,503)
Institutional Class	(4,991,174)	(9,135,478)
Total distributions	(12,862,301)	(22,487,184)
Fund share transactions:
Proceeds from shares sold	88,837,002	40,926,332
Reinvestment of distributions	12,431,853	21,423,266
Payments for shares redeemed	(109,249,047)	(77,404,168)
Net increase (decrease) in net assets from Fund share transactions	(7,980,192)	(15,054,570)
Increase (decrease) in net assets	(93,462,070)	30,397,517
Net assets at beginning of period	266,926,581	236,529,064
Net assets at end of period	$173,464,511	$266,926,581

The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Real Estate Securities Fund	|	23

Financial Highlights
DWS RREEF Global Real Estate Securities Fund — Class A
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$9.31	$7.77	$8.98	$8.41	$9.25
Income (loss) from investment operations:
Net investment income[a]	.13	.11	.12	.16	.19
Net realized and unrealized gain (loss)	(2.59)	2.18	(.62)	1.86	(.57)
Total from investment operations	(2.46)	2.29	(.50)	2.02	(.38)
Less distributions from:
Net investment income	(.11)	(.35)	(.34)	(.61)	(.43)
Net realized gains	(.34)	(.40)	(.37)	(.84)	(.03)
Total distributions	(.45)	(.75)	(.71)	(1.45)	(.46)
Net asset value, end of period	$6.40	$9.31	$7.77	$8.98	$8.41
Total Return (%)[b,c]	(26.72)	30.09	(4.44)	24.51	(4.39)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	26	21	31	36
Ratio of expenses before expense reductions (%)	1.38	1.33	1.39	1.29	1.22
Ratio of expenses after expense reductions (%)	1.20	1.20	1.20	1.18	1.20
Ratio of net investment income (%)	1.80	1.24	1.60	1.64	2.14
Portfolio turnover rate (%)	101	84	115	108	116

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

24	|	DWS RREEF Global Real Estate Securities Fund

DWS RREEF Global Real Estate Securities Fund — Class C
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$9.33	$7.72	$8.99	$8.42	$9.30
Income (loss) from investment operations:
Net investment income[a]	.08	.04	.06	.09	.11
Net realized and unrealized gain (loss)	(2.60)	2.18	(.62)	1.85	(.55)
Total from investment operations	(2.52)	2.22	(.56)	1.94	(.44)
Less distributions from:
Net investment income	(.11)	(.21)	(.34)	(.53)	(.41)
Net realized gains	(.34)	(.40)	(.37)	(.84)	(.03)
Total distributions	(.45)	(.61)	(.71)	(1.37)	(.44)
Net asset value, end of period	$6.36	$9.33	$7.72	$8.99	$8.42
Total Return (%)[b,c]	(27.33)	29.26	(5.24)	23.65	(5.02)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	4	4	6	8
Ratio of expenses before expense reductions (%)	2.07	2.03	2.10	2.04	2.03
Ratio of expenses after expense reductions (%)	1.93	1.92	1.93	1.93	1.95
Ratio of net investment income (%)	1.05	.49	.87	.89	1.20
Portfolio turnover rate (%)	101	84	115	108	116

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Real Estate Securities Fund	|	25

DWS RREEF Global Real Estate Securities Fund — Class R6
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$9.28	$7.78	$8.96	$8.39	$9.22
Income (loss) from investment operations:
Net investment income[a]	.17	.14	.15	.20	.20
Net realized and unrealized gain (loss)	(2.60)	2.19	(.62)	1.85	(.55)
Total from investment operations	(2.43)	2.33	(.47)	2.05	(.35)
Less distributions from:
Net investment income	(.11)	(.43)	(.34)	(.64)	(.45)
Net realized gains	(.34)	(.40)	(.37)	(.84)	(.03)
Total distributions	(.45)	(.83)	(.71)	(1.48)	(.48)
Net asset value, end of period	$6.40	$9.28	$7.78	$8.96	$8.39
Total Return (%)[b]	(26.47)	30.61	(4.09)	24.88	(4.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	91	110	94	88.17
Ratio of expenses before expense reductions (%)	.94	.91	.96	.91	1.22
Ratio of expenses after expense reductions (%)	.79	.79	.79	.79	.95
Ratio of net investment income (%)	2.28	1.64	2.09	2.04	2.28
Portfolio turnover rate (%)	101	84	115	108	116

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

26	|	DWS RREEF Global Real Estate Securities Fund

DWS RREEF Global Real Estate Securities Fund — Class S
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$9.29	$7.77	$8.96	$8.39	$9.22
Income (loss) from investment operations:
Net investment income[a]	.15	.13	.13	.18	.18
Net realized and unrealized gain (loss)	(2.60)	2.18	(.61)	1.86	(.54)
Total from investment operations	(2.45)	2.31	(.48)	2.04	(.36)
Less distributions from:
Net investment income	(.11)	(.39)	(.34)	(.63)	(.44)
Net realized gains	(.34)	(.40)	(.37)	(.84)	(.03)
Total distributions	(.45)	(.79)	(.71)	(1.47)	(.47)
Net asset value, end of period	$6.39	$9.29	$7.77	$8.96	$8.39
Total Return (%)[b]	(26.67)	30.51	(4.33)	24.76	(4.16)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	21	20	44	51
Ratio of expenses before expense reductions (%)	1.17	1.11	1.17	1.11	1.09
Ratio of expenses after expense reductions (%)	1.03	1.00	1.00	1.00	1.05
Ratio of net investment income (%)	1.98	1.43	1.72	1.85	2.06
Portfolio turnover rate (%)	101	84	115	108	116

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS RREEF Global Real Estate Securities Fund	|	27

DWS RREEF Global Real Estate Securities Fund — Institutional Class
	Years Ended December 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$9.28	$7.77	$8.96	$8.38	$9.22
Income (loss) from investment operations:
Net investment income[a]	.16	.14	.14	.18	.20
Net realized and unrealized gain (loss)	(2.59)	2.18	(.62)	1.88	(.56)
Total from investment operations	(2.43)	2.32	(.48)	2.06	(.36)
Less distributions from:
Net investment income	(.11)	(.41)	(.34)	(.64)	(.45)
Net realized gains	(.34)	(.40)	(.37)	(.84)	(.03)
Total distributions	(.45)	(.81)	(.71)	(1.48)	(.48)
Net asset value, end of period	$6.40	$9.28	$7.77	$8.96	$8.38
Total Return (%)[b]	(26.47)	30.54	(4.21)	25.05	(4.17)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	107	98	162	560
Ratio of expenses before expense reductions (%)	1.02	.99	1.05	1.01	.95
Ratio of expenses after expense reductions (%)	.88	.88	.88	.90	.95
Ratio of net investment income (%)	2.11	1.54	1.91	1.94	2.26
Portfolio turnover rate (%)	101	84	115	108	116

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

28	|	DWS RREEF Global Real Estate Securities Fund

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS RREEF Global Real Estate Securities Fund (the “Fund” ) is a diversified series of Deutsche DWS Securities Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

DWS RREEF Global Real Estate Securities Fund	|	29

The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the

30	|	DWS RREEF Global Real Estate Securities Fund

appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of December 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives

DWS RREEF Global Real Estate Securities Fund	|	31

compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2022, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon current interpretation of tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At December 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $5,712,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not

32	|	DWS RREEF Global Real Estate Securities Fund

distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, income received from passive foreign investment companies, investments in limited partnerships and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2022, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 2,477,063
Capital loss carryforwards	$ (5,712,000)
Net unrealized appreciation (depreciation) on investments	$ (745,915)
At December 31, 2022, the aggregate cost of investments for federal income tax purposes was $175,016,552. The net unrealized depreciation for all investments based on tax cost was $745,915. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $21,603,327 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $22,349,242.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2022	2021
Distributions from ordinary income*	$ 4,569,769	$ 14,485,680
Distributions from long-term capital gains	$ 8,292,532	$ 8,001,504

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

DWS RREEF Global Real Estate Securities Fund	|	33

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a United States Real Estate Investment Trust (“U.S. REIT” ) investment based on information provided by the U.S. REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a U.S. REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from U.S. REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $223,603,962 and $238,234,024, respectively.
C.
Related Parties
Management Agreement. Under its amended and restated Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities,

34	|	DWS RREEF Global Real Estate Securities Fund

instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
RREEF America L.L.C. (“RREEF” ), also an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund’s portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.
Pursuant to investment subadvisory agreements between RREEF and each of DWS Alternatives Global Limited and DWS Investments Australia Limited (the “sub-subadvisors” ), these entities act as sub-subadvisors to the Fund. The Fund’s sub-subadvisors are indirect, wholly owned subsidiaries of DWS Group. Under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the Fund’s investments in specific foreign markets. RREEF pays a fee to each sub-subadvisor pursuant to the investment subadvisory agreement between RREEF and each sub-subadvisor.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.0 billion of the Fund’s average daily net assets	.700%
Over $1.0 billion of such net assets	.675%
Accordingly, for the year ended December 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.70% of the Fund’s average daily net assets.
For the period from January 1, 2022 through September 30, 2023 (through September 30, 2022 for Class T shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary

DWS RREEF Global Real Estate Securities Fund	|	35

expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.20%
Class T	1.20%
Class C	1.95%
Class R6	.95%
Class S	1.05%
Institutional Class	.95%
In addition, for the period from January 1, 2022 through December 31, 2022, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class R6 shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.79%. The voluntary waiver may be changed or terminated at any time without notice.
For the year ended December 31, 2022 (through September 30, 2022 for Class T shares), fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 35,128
Class T	13
Class C	3,878
Class R6	137,617
Class S	23,039
Institutional Class	128,763
$ 328,438
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2022, the Administration Fee was $215,635, of which $14,790 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent

36	|	DWS RREEF Global Real Estate Securities Fund

functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2022 (through September 30, 2022 for Class T shares), the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2022
Class A	$ 4,337	$ 695
Class T	20	2
Class C	460	76
Class R6	1,252	152
Class S	5,253	871
Institutional Class	2,310	391
	$ 13,632	$ 2,187
In addition, for the year ended December 31, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 34,603
Class C	3,224
Class S	32,622
Institutional Class	76,613
$ 147,062
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2022
Class C	$ 20,127	$ 1,302
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31,

DWS RREEF Global Real Estate Securities Fund	|	37

2022 (through September 30, 2022 for Class T shares), the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2022	Annual Rate
Class A	$ 49,967	$ 9,467.25%
Class T	15	6.15%
Class C	6,697	909.25%
	$ 56,679	$ 10,382
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2022 aggregated $562.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended December 31, 2022, the CDSC for Class C shares aggregated $185. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2022, DDI received $94 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,323, of which $370 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management

38	|	DWS RREEF Global Real Estate Securities Fund

fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2022.
E.
Real Estate Concentration Risk
Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, may have a significant impact on the Fund’s performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, decreases in real estate value, increases in property taxes and operating expenses, liability or losses owing to environmental problems, delays in completion of construction, falling rents (whether due to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, lack of credit, failure of borrowers to repay loans, and losses from casualty or condemnation. Real estate companies may be adversely affected by the recent pandemic spread of the novel coronavirus known as COVID-19, which has led to decreased economic activity, widespread business and other closures and rapid increases in unemployment that may cause increased defaults on rent, loans or other obligations and increase the probability of an economic recession or depression. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Highly leveraged real estate companies are particularly vulnerable to the effects of an economic downturn (including an economic downturn caused by the COVID-19 pandemic). Further, REITs are dependent upon management skills, may not be diversified and may have relatively small capitalizations, which can increase volatility.

DWS RREEF Global Real Estate Securities Fund	|	39

F.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	253,752	$ 1,899,065	487,144	$ 4,255,157
Class C	49,096	373,786	64,456	592,816
Class R6	2,750,654	19,343,312	1,046,072	8,694,584
Class S	179,328	1,353,153	399,479	3,542,278
Institutional Class	8,512,973	65,867,686	2,696,995	23,841,497
		$ 88,837,002		$ 40,926,332
Shares issued to shareholders in reinvestment of distributions
Class A	169,992	$ 1,155,946	214,834	$ 1,925,617
Class T	111*	752*	134	1,202
Class C	22,736	154,377	25,227	226,345
Class R6	816,194	5,541,957	1,048,989	9,381,143
Class S	132,088	896,881	179,555	1,606,485
Institutional Class	689,535	4,681,940	926,403	8,282,474
		$ 12,431,853		$ 21,423,266
Shares redeemed
Class A	(903,210)	$ (6,303,550)	(647,581)	$ (5,677,422)
Class T	(1,785)*	(10,626)*	—	—
Class C	(150,898)	(1,135,959)	(179,004)	(1,562,171)
Class R6	(1,224,327)	(9,639,989)	(2,289,511)	(20,475,079)
Class S	(610,565)	(4,372,360)	(862,290)	(7,563,096)
Institutional Class	(12,326,553)	(87,786,563)	(4,806,361)	(42,126,400)
		$ (109,249,047)		$ (77,404,168)

40	|	DWS RREEF Global Real Estate Securities Fund

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(479,466)	$ (3,248,539)	54,397	$ 503,352
Class T	(1,674)*	(9,874)*	134	1,202
Class C	(79,066)	(607,796)	(89,321)	(743,010)
Class R6	2,342,521	15,245,280	(194,450)	(2,399,352)
Class S	(299,149)	(2,122,326)	(283,256)	(2,414,333)
Institutional Class	(3,124,045)	(17,236,937)	(1,182,963)	(10,002,429)
		$ (7,980,192)		$ (15,054,570)

*	For the period from January 1, 2022 to September 30, 2022 (Class T liquidation date).

DWS RREEF Global Real Estate Securities Fund	|	41

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Securities Trust and Shareholders of DWS RREEF Global Real Estate Securities Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS RREEF Global Real Estate Securities Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Securities Trust) (the “Trust), including the investment portfolio, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Securities Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are

42	|	DWS RREEF Global Real Estate Securities Fund

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 23, 2023

DWS RREEF Global Real Estate Securities Fund	|	43

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2022 to December 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

44	|	DWS RREEF Global Real Estate Securities Fund

Expenses and Value of a $1,000 Investment
for the six months ended December 31, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/22	$942.60	$938.10	$942.60	$942.50	$944.00
Expenses Paid per $1,000*	$5.88	$9.43	$3.87	$5.04	$4.36
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/22	$1,019.16	$1,015.48	$1,021.22	$1,020.01	$1,020.72
Expenses Paid per $1,000*	$6.11	$9.80	$4.02	$5.24	$4.53

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS RREEF Global Real Estate Securities Fund	1.20%	1.93%	.79%	1.03%	.89%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
The Fund paid distributions of $0.29 per share from net long-term capital gains during its year ended December 31, 2022.
For federal income tax purposes, the Fund designates approximately $347,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS RREEF Global Real Estate Securities Fund	|	45

Advisory Agreement Board Considerations and Fee Evaluation
In September 2022, the Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS RREEF Global Real Estate Securities Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ), the sub-advisory agreement (the “Sub-Advisory Agreement” ) between DIMA and RREEF America L.L.C. (“RREEF” ), an affiliate of DIMA, and the sub-sub-advisory agreements (the “Sub-Sub-Advisory Agreements,”  and together with the Agreement and the Sub-Advisory Agreement, the “Agreements” ) between RREEF and each of DWS Alternatives Global Limited and DWS Investments Australia Limited (collectively, the “Sub-Sub-Advisers” ), both affiliates of DIMA.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable,

46	|	DWS RREEF Global Real Estate Securities Fund

conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA, RREEF, and the Sub-Sub-Advisers are part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s, RREEF’s and the Sub-Sub-Advisers' personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA, RREEF and the Sub-Sub-Advisers provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors and sub-sub-advisors, including RREEF and the Sub-Sub-Advisers. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board

DWS RREEF Global Real Estate Securities Fund	|	47

noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory and sub-sub-advisory fee schedules, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). With respect to the sub-advisory and sub-sub-advisory fees paid to RREEF and the Sub-Sub-Advisers, the Board noted that the fees are paid by DIMA and RREEF, respectively, out of their fees and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages both institutional accounts and DWS Europe Funds comparable to the Fund. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and DWS Europe Funds and that such differences made comparison difficult.

48	|	DWS RREEF Global Real Estate Securities Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA, RREEF, and the Sub-Sub-Advisers.
Profitability.  The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and

DWS RREEF Global Real Estate Securities Fund	|	49

services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

50	|	DWS RREEF Global Real Estate Securities Fund

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—

DWS RREEF Global Real Estate Securities Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways, Inc.[2] (population
wellbeing and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow,
Hoffman Center for Business Ethics, Bentley
University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of
Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships:
Trustee and former Chairman of the Board,
Southwest Florida Community Foundation
(charitable organization); Former
Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust
(mutual funds) (2007–2012), Investment
Company Institute (audit, executive,
nominating committees) and Independent
Directors Council (governance,
executive committees)
		69	—

52	|	DWS RREEF Global Real Estate Securities Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(since July 1972); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee since 2011, member
Systemic Risk Council since 2012 and
member of the Advisory Board at the Yale
Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit
organization) (since October 2020); formerly:
Executive Vice President, The Glenmede Trust
Company (investment trust and wealth
management) (1983–2004); Board Member,
Investor Education (charitable organization)
(2004–2005); Former Directorships: Trustee,
Executive Committee, Philadelphia Chamber
of Commerce (2001–2007); Director, Viasys
Health Care[2] (January 2007–June 2007);
Trustee, Thomas Jefferson Foundation
(charitable organization) (1994–2012);
President, Chief Executive Officer and
Director (1994–2020) and Senior Advisor
(2020-2021), The Pew Charitable Trusts
(charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012-2022)
		69	—

DWS RREEF Global Real Estate Securities Fund	|	53

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021*	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary,
DWS USA Corporation (2018–present); Assistant Secretary,
DWS Distributors, Inc. (2018–present); Director and Vice
President, DWS Service Company (2018–present); Assistant
Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment
Managers, Inc. (2018–present); President and Chief
Executive Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2017–present); formerly: Vice President for the
Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Directorships: Interested Director, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual
Insurance Company (since October 16, 2020); and
Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. 2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions

54	|	DWS RREEF Global Real Estate Securities Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (since November 2,
2021); AML Officer, DBX ETF Trust (since October 21, 2021);
AML Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (since November 12, 2021); formerly: DWS UK &
Ireland Head of Anti-Financial Crime and MLRO

*
Ms. Schrand was an Advisory Board Member for certain funds in the DWS Fund Complex for the period from November 18, 2021 to December 31, 2022 and was elected as a Full
Board Member as of January 1, 2023 for all funds in the DWS Fund Complex.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust,
Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc.,
Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments
VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust,
Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free
Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr.
Perry is a Board Member of each other Trust.

DWS RREEF Global Real Estate Securities Fund	|	55

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various
Trusts. Mr. Perry is an Advisory Board Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

56	|	DWS RREEF Global Real Estate Securities Fund

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS RREEF Global Real Estate Securities Fund	|	57

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group. RREEF America L.L.C.
(“RREEF” ), an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund.
Pursuant to agreements between RREEF and DWS Alternatives
Global Limited and DWS Investments Australia Limited (the
“sub-subadvisors” ), these entities act as sub-subadvisors to the
Fund. The sub-subadvisors, which are indirect, wholly owned
subsidiaries of DWS Group, act under the supervision of the Board,
DIMA and RREEF. RREEF allocates, and reallocates as it deems appropriate, the Fund’s assets among the sub-subadvisors.
DWS Alternatives Global Limited evaluates stock selections for the
European portion of the Fund’s portfolio. DWS Investments Australia
Limited evaluates stock selections for the Asian and Australian portions of the Fund’s portfolio.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	RRGAX	RRGCX	RRGTX	RRGIX
CUSIP Number	25159L 109	25159L 208	25159L 307	25159L 406
Fund Number	465	765	2365	811

58	|	DWS RREEF Global Real Estate Securities Fund

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	RRGRX
CUSIP Number	25159L 430
Fund Number	1611

|	59

DGRESF-2
(R-025786-12 2/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Could not translate"RREEF Global Real Estate ...": 0x82000000

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Real Estate Securities Fund, a series of Deutsche DWS Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/28/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/28/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/28/2023